UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 30, 2009

HECKMANN CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33816	26-0287117
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75080 Frank Sinatra Drive, Palm Desert, CA 92211

(Address of Principal Executive Offices) (Zip Code)

(760) 341-3606

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

As more fully described in its Current Report on Form 8-K filed on June 15, 2009 with the Securities and Exchange Commission, on June 12, 2009, Heckmann Corporation (the “Company”) and its wholly-owned subsidiary, Heckmann Water Resources Corporation (“Buyer”), entered into an asset purchase agreement (the “Agreement”) with Charis Partners, LLC, a Texas limited liability company (“Charis”); David Melton, Chris Cooper, Craig Zips, Mike Davis and Kevin Greer, as the members of Charis (the “Members”); Greer Exploration Corporation, a Louisiana corporation (“Greer”); James Greer, as the sole stockholder of Greer; Silversword, L.P., Silversword II, L.P., Silversword III, L.P., Silversword IV, L.P., Silversword V, L.P. and Silversword VII, L.P., each a Texas limited partnership (collectively, “Silversword,” and together with Charis and Greer, the “Sellers”); and Jon Hileman and James Greer, as the direct or indirect owners of Silversword.

On June 30, 2009, all of the parties to the Agreement entered into an amendment (the “Amendment”), pursuant to which Buyer will retain an additional $400,000 (the “Repair Allowance”) of the cash consideration payable at closing as security for the Sellers’ obligations to make repairs and remediate environmental issues at saltwater disposal wells being acquired under the Agreement. The Repair Allowance, less any repair costs that are approved by Buyer, will be disbursed to Silversword and the Members once the relevant repairs and remediation are completed, provided that if Sellers do not complete such repairs and remediation by December 31, 2009, Buyer may permanently retain as much of the Repair Allowance as it deems necessary to complete the same.

A copy of the Amendment is attached hereto as Exhibit 2.9.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The disclosures under Item 1.01 of this Current Report on Form 8-K and Item 1.01 of the Company’s Current Report on Form 8-K filed on June 15, 2009 with the Securities and Exchange Commission are incorporated herein by reference. On July 1, 2009, the Company and Buyer consummated the transactions contemplated by the Agreement.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosures under Items 1.01 and 2.01 of this Current Report on Form 8-K and Item 1.01 of the Company’s Current Report on Form 8-K filed on June 15, 2009 with the Securities and Exchange Commission are incorporated herein by reference. On July 1, 2009 and pursuant to the Agreement, the Company issued 1,576,576 shares of its common stock, $0.001 par value per share, in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

2.9	Amendment No. 1 to Asset Purchase Agreement, dated as of June 30, 2009, by and among Heckmann Corporation, Heckmann Water Resources Corporation, Charis Partners, LLC, David Melton, Chris Cooper, Craig Zips, Mike Davis, Kevin Greer, Greer Exploration Corporation, James Greer, Silversword, L.P., Silversword II, L.P., Silversword III, L.P., Silversword IV, L.P., Silversword V, L.P., Silversword VII, L.P., and Jon Hileman.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 7, 2009	HECKMANN CORPORATION

	By:	/s/ Donald G. Ezzell
	Name:	Donald G. Ezzell
	Title:	Vice President & General Counsel

EXHIBIT INDEX

Exhibit No.	Description

2.9	Amendment No. 1 to Asset Purchase Agreement, dated as of June 30, 2009, by and among Heckmann Corporation, Heckmann Water Resources Corporation, Charis Partners, LLC, David Melton, Chris Cooper, Craig Zips, Mike Davis, Kevin Greer, Greer Exploration Corporation, James Greer, Silversword, L.P., Silversword II, L.P., Silversword III, L.P., Silversword IV, L.P., Silversword V, L.P., Silversword VII, L.P., and Jon Hileman.